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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8--K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 20, 2002

SAKS INCORPORATED.
(Exact name of registrant as specified in its charter)

TENNESSEE (State or other jurisdiction of incorporation)	1-13113 (Commission File Number)	62-0331040 (IRS Employer Identification No.)
750 Lakeshore Parkway Birmingham, Alabama (Address of principal executive offices)	35211 (Zip Code)

Registrant's telephone number, including area code:   (205) 940-4000

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Item 5.     Other Events.

           On March 20, 2002, the Board of Directors of Saks Incorporated (the "Company") approved a First Amended and Restated Rights Agreement appointing The Bank of New York as the Company's rights agent in place of Union Planters Bank, N.A. A copy of the First Amended and Restated Rights Agreement is being filed herewith as Exhibit 4.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

The following exhibits are filed as a part of this report:

Exhibit Number	Description
4	First Amended and Restated Rights Agreement dated January 28, 2002 between Saks Incorporated and The Bank of New York, as rights agent.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAKS INCORPORATED

Date: April 15, 2002	/s/ Brian J. Martin Brian J. Martin Executive Vice President and General Counsel